UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 10, 2004
FIRST HORIZON ASSET SECURITIES INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-119657 (Commission File Number)	75-2808384 (IRS Employer ID Number)
4000 Horizon Way Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(214) 441-4000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Surety Bond.

Item 9.01.  Financial Statements and Exhibits.

  Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1	Surety Bond.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

By:  /s/ Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated:  December 10, 2004

Exhibit Index

Exhibit

99.1	Surety Bond

Exhibit 99.1